Exhibit 99.1

Purple investor presentation July 27, 2017

2 Vinny , Purple Customer Purple changes lives Leveraging deep comfort technology expertise to help millions of people feel more comfortable “My name is Vinny. I am disabled and suffer from Spastic Cerebral Palsy. My disability causes me to suffer with constant back and leg pain. My wife and I purchased our mattress on 4/28/2017. After the first night of sleeping on our Purple, I had no pain at all, and have had no pain since. This product has saved my life .”

3 A success 23 years in the making  Purple was founded by engineer brothers Tony and Terry Pearce, who have instilled a company culture focused on innovation  Prior to launching Purple, Terry and Tony spent 20 years developing and manufacturing advanced cushions for leading consumer brands  Purple spent several years developing a patented Hyper - Elastic Polymer for its mattresses, which are unlike anything in the bedding industry  The Company invented a patented, multi - million dollar machine called Mattress Max to produce its mattresses cost - effectively History of innova tion… …led to rise of comfort technology Company overview  Who: Purple is a leading comfort technology company that designs and manufactures products to improve how people sleep, sit and stand  What: Designs and manufactures a range of comfort technology offerings, including mattresses, pillows, cushions, sheets, bed platforms and other products  Why: Make people’s lives better and more comfortable throughout the entire day and night  How: Direct - to - consumer with growing brick - and - mortar and specialty retail partnerships  Headquarters : Alpine, UT  Manufacturing : 2 locations (Alpine, UT & Grantsville, UT)  Funding: No outside capital investment to date

4 Purple by the numbers Profitable since inception (3) 57 granted & pending patents 271% growth (2) $187m annualized net revenue (1) 500m video views (5) 11,000 + five - star customer reviews (6) 75% of all mattress social engagement (4) 664,000 square feet of manufacturing space (1) Based on Q2 2017 net revenue (2) Based on YoY 1H 2016 and 1H 2017 net revenue (3) Based on FY2016 and FY2017 YTD (4) Based on Shareablee Social Intelligence report (5) Based on the Company’s collection of metrics from YouTube, Facebook and other video platforms (6) Based on the Company’s internal marketing database

5 Purple’s unique strategy and differentiation ▪ Focused on improving how people sleep, sit and stand ▪ Mattresses, pillows, cushions and accessories Growing product portfolio ▪ In - house innovation, manufacturing and marketing teams Vertical integration ▪ Hyper - Elastic Polymer revolutionized the comfort technology category ▪ Patent protected (22 granted and 35 pending) Investment in technology ▪ Direct - to - consumer and emerging brick - and - mortar partnerships ▪ World - class branding and marketing team Global brand & multi - channel approach ▪ Rare intersection of hyper - growth, scale and profitability Superior financial model ▪ Deep & experienced management team led by industry veterans / pioneers Team 1 2 3 4 5 6

6 Purple’s innovative and patented technology… History of innovation led to the rise of comfort technology across sleep, sit and stand Hyper - Elastic Polymer Purple’s patented Hyper - Elastic P olymer enables the columns to provide optimum support and heat dissipation that make for the best sleep Temperature Neutral Thanks to the free air flow design and patented polymer materials, Purple doesn’t sleep hot or cool; instead, customers say “it sleeps perfect” Pressure - Releasing Comfort & Support Springs, foam, latex – air!? Those are all so last - century. Purple’s patented pressure - releasing technology provides perfect support for your spine and back with noticeably lower pressure on hips and shoulders Free Air Flow Purple’s column design allows air to flow freely, thereby preventing moisture trapping, extending the life of the mattress and providing a cleaner, more comfortable sleep x Antibacterial Food - grade Non - toxic Hypoallergenic 1

7 …Positions Purple as the next leader in a large and growing industry Purple – introduced breakthrough innovation The mattress industry is large, stable and growing ($bn) (1) First coil spring construction Foam rubber mattresses and pillows Modern waterbed Airbeds One of the very few significant innovations in decades Tempur introduces proprietary foam technology v1.0 v2.0 v 3.0 1860s Today 1950s 1960s 1980s 1990s (1) US bedding sales ($bn). Includes mattresses and foundations. ’17E traditional manufacturer revenues per ISPA, multiplied by a 2.0x estimated wholesale / retail markup; Direct - to - consumer represents KeyBanc emerging e - commerce mattress brands estimate Source: ISPA, KeyBanc ’16 – ‘17E CAGR 7% 60% 5% Ample room for further direct - to - consumer penetration Adjacent markets such as bedding, pillows, cushions, etc. further expand opportunity Targeted markets are direct - to - consumer and traditional mattress retail as well as other mass retail. Purple has active opportunities in all of these markets 11.4 11.8 12.6 13.6 14.0 15.0 16.2 16.7 17.5 0.1 0.3 0.8 1.2 11.4 11.8 12.6 13.6 14.0 15.1 16.5 17.5 18.7 '09 '10 '11 '12 '13 '14 '15 '16 '17E Traditional manufacturers Direct-to-Consumer 1 Direct - to - consumer

8 One of a kind solution A superior product at a competitive price that is functionally different and visually unique Purple’s performance, unique look and construction make the mattresses completely differentiated Other products in market Purple’s game changing comfort technology products Hyper - Elastic Polymer Smart - Comfort Grid and quality cushioning base Memory foam, polyurethane foam Polyurethane foam Memory foam, polyurethane foam Steel coils, memory foam and polyurethane foam Proprietary technical foam 1 Competing offerings are either soft OR firm Purple is both soft AND firm Memory foam, coil

9 Launch date 2010 2016 2017 Platform Base Sheets Growing complementary product portfolio creates compelling long - term value proposition Seat Cushions Pillow Mattress Protector PowerBase Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr Mattress Price (1)  Patented advanced cushioning technology  First no pressure mattress  Hyper - Elastic Polymer to stay stretchy yet durable  Grid pattern designed to fold and progressively yield under pressure  Aligns one’s neck for additional comfort  Sleeps cool with patented Purple design  World’s first bamboo - based, ultra stretchy sheets for supreme comfort and pressure relief  Significantly more breathable than top - selling Egyptian cotton sheets  Stretchy mattress protector leads to deeper, better sleep  Does not make mattress uncomfortable, but still liquid proof  Relieves tension using full - body massagers with 5 comfort levels  Elevates feet to reduce back discomfort and improve blood flow  Customizable comfort positions (1) Y - axis not to scale  Strongest, squeekless platform on the market  2.5 inches taller than standard foundation – no boxspring needed x Proven ability to innovate and launch new products x Products provide comfort throughout the day x Multiple customer entry points across different price points x Varying replacement cycle unit ownership leads to increased purchase frequency x Strong synergies between durable and consumable 2

10 Innovation + manufacturing + marketing = vertical integration  Dedicated team focused on improving existing products and prototyping new designs  Patent - protected Hyper - Elastic Polymer technology  57 granted and pending patents Innovation Manufacturing Marketing  2 facilities totalling 664,000 sq. ft. located in Alpine and Grantsville, UT  Facilities provide ample infrastructure to support massive growth  Patent - protected Mattress Max manufacturing equipment provides unique capabilities  Dedicated marketing team  Massive social media presence  Marketing spend and efficiency based on long term ROI Strong IP generation & protection Low cost & scalable infrastructure Increase brand awareness, engagement & conversion Vertically integrated brand Manufacturing Products Packaging 3

11 Direct to consumer Brick - and - mortar partnerships Specialty  Purple continues to increase sales and penetration through existing channels  2 million unique visitors per month  Highly coveted platform statistics (Youtube, Facebook etc.)  Established relationships given long history of products  Ability to reach large store footprint  Catalogue and TV home shopping provide additional levers for sales  Strength in smaller ticket sales / impulse purchases Select current partners: (1) Retail partnerships  Announced test with Mattress Firm in select locations  Largest specialty mattress retailer with approximately 3,500 stores (2) Multi - channel distribution strategy 1 3 2 4 Consumer curious but would like to test in - store In - store consumer experience leading to purchase ? (1) Currently only non - mattress products sold through this channel (2) 2016 Furniture Today, Mattress Firm Videos + Mobile + Social + Website “Comfort Zone” in stores 4

12 Purple growth opportunities Multi - channel distribution / retail partnerships International expansion Existing product innovation New product launches across sleep, sit & stand Category & vertical expansion Purple has multiple vectors to drive growth Direct - to - consumer growth & penetration 5

13 $21.0 $78.0 YTD16 YTD17 $4.6 $65.7 2015 2016 Historical financials Y - o - Y net revenues YTD16 vs YTD17 (1) 2015 vs 2016 271% ( millions) Consistent track record of profitability 5 Note: 2016 full year financial results per audited financials. All other figures are unaudited unless noted (1) Year - to - date reflects 1H 2016 and 1H 2017 results, respectively 1,317%

14 Visionary leaders…  28 years of product development history with Purple’s predecessor companies  Tony is the visionary behind Purple’s patented Hyper - Elastic Polymer technology  Has numerous patents and has been key to taking many ideas to the manufacturing stage  Over 13 years of experience in advanced aerospace materials and engineering  Has transitioned day to day responsibilities to Terry and the Management team  Terry has spent 28 years focused on designing cushion technology and other products  Production , research & development and bringing the brothers’ ideas to life  Development of Mattress Max, Purple’s patented mattress manufacturing machine  Over 20 years of experience in manufacturing, design and project management prior to Purple  Continues to realize his goal of making millions of people more comfortable 6 Sam Bernards Chief Executive Officer  Sam led numerous teams at Walmart that were responsible for a $2 billion program to optimize its global supply chain, a $7 billion program for strategic supplier management and an $80 billion growth strategy for Walmart US, which resulted in the launch of Walmart Express and other innovations  Founding member of venture capital firm Peak Ventures, which invested in 31 companies Terry & Tony Pearce Founders

15 …Complemented by an exceptional executive team Wayne Moorehead Chief Brand Officer  Previously CMO for a large public company as well as an INC 500 company where he was instrumental in building their billion - dollar brand  Has led brand strategy at multiple creative agencies where he worked with many well - known and iconic brands Alex McArthur Chief Marketing Officer  Alex leads the world class marketing and branding teams at Purple  Has experience in both agency and in - house settings, including startups and large public enterprises  Experience spans all digital marketing strategies including web, content, mobile, email, social, analytics and search marketing efforts 6 Dan Hill Chief Retail Officer  Managed 13 MyComfort mattress stores  Led EquaPressure for 7 years and other retail programs for 10 total years Mark Jaggi Interim Chief Financial Officer  Prior to joining Purple, spent over a decade as a CFO with 2 public companies  Started career in finance at Ford Motor Company

16 Complemented by an exceptional executive team (continued) 6 Charlie Smith Chief Operating Officer  Spent 2 years as a managing partner at Milestone Management Partners, an international training and consulting firm specializing in operational excellence  Acted as VP of Global Operations at Morinda, a juice company, responsible for the Company’s global supply chain, manufacturing, real estate, distribution and executive strategy for 6 years Jodi Deputy Head of Purple People  23 years of HR and organizational leadership experience with progressive and proven track record  HR partner for a $ 400 million business and led HR team and operations in over 15 countries Mitch Edwards Chief Business Development Officer  Former C - level executive of public and private high - profile e - commerce , consumer electronics, Internet, entertainment and consumer brand companies  CEO of Overstock.com and CFO & General Counsel of Skullcandy, Razer, BitTorrent and Digital Courier Technologies Casey McGarvey Chief Legal Officer  Casey has over 30 years of legal experience as an attorney and general counsel  Extensive experience in licensing, contracts, litigation and IP - related matters

17 Investment highlights Brand Powerful brand and scalable platform built on patented comfort technology Market opportunity Technology and channel disruption to a massive and growing market Technology Backed by patented technology and IP, revolutionizing the way people sleep, sit and stand Innovative product portfolio Success across multiple product categories Vertically integrated Seamlessly and successfully integrated innovation, manufacturing and marketing capabilities Financial Rare intersection of hyper - growth, scale and profitability Team Deep and experienced team of innovation / technology, marketing and retail experts What’s next… Enormous runway for growth and expansion opportunities Purple is a leading comfort technology brand that designs and manufactures products to improve how people sleep, sit & stand

18 Illustrative transaction terms Key transaction terms and next steps Sources & uses Sources (in $ millions) GPAC cash (2) $155.3 Purple roll - over equity $1,010.0 Total sources $1,165.3 Uses (in $ millions) Cash to existing Purple shareholders $90.0 Cash to balance sheet $55.3 Purple roll - over equity $1,010.0 Deal expense $10.0 Total uses $1,165.3 Illustrative post - transaction ownership breakdown (3) ▪ Pro - forma enterprise value of $1,122.9 million ▪ $55.3 million of proceeds used to fund future growth initiatives and for general corporate purposes ▪ Existing Purple equity holders will be issued 101.0 million shares in GPAC at close (rolling 92% of its equity) and paid $90.0 million cash consideration (1) ▪ The minimum cash closing condition for the transaction is $100 million, net of deal expenses ▪ 1/3 of GPAC Founder shares are forfeited and another 1/3 to be subject to an earnout, vesting when base shares trade up to $12.50 ▪ All Sponsor Warrants to be transferred to current Purple equity holders, further aligning their future interests with shareholders ▪ GPAC anticipates securing an extension to complete the transaction and currently anticipates the merger proxy to be filed in September 2017 ▪ Shareholder vote currently anticipated to be set in the fourth quarter of 2017 ▪ As a result of the contemplated transaction, Purple will merge into GPAC, a publicly traded investment vehicle Note: Presented information represents the terms of the transaction as contemplated by the letter of intent. The letter of in ten t is a non - binding understanding. The terms of the transaction are subject to change and to the negotiation and execution of definitive agreements (1) Assumes an illustrative per share price of $10.00 (2) Assumes all SPAC proceeds will participate in the deal or parties not wishing to participate will be replaced with other public inves tor s rather than redeemed (3) The pro - forma shares outstanding consists of 15.5 million GPAC public shares, 1.3 million GPAC founder shares, and 101.0 million rol lover shares to be issued to Purple equity holders. GPAC has committed to cancel 1.3 million founder shares and to have the issuance of 1.3 million founder shares subject to certain conditions. The shares to be cancell ed and shares subject to conditions are not included in the above share information. Furthermore, all GPAC founder warrants will be transferred to Purples equity holders. The foregoing assumes that (i) no equity awards will be gr anted (excluding rolled over Purple profits interests) under the new equity incentive plan to be adopted by GPAC, and (ii) there are no adjustments to the transaction consideration GPAC shareholders 13% GPAC sponsor 1% Purple rollover 86% Pro - forma enterprise value (in $ millions, unless noted) Pro - forma for transaction close GPAC illustrative share price $10.00 Pro - forma shares outstanding (3) 117.8 Total equity value $1, 178 .0 (+) Pro - forma net debt ($55.3) Pro - forma enterprise value $1,122.9

19 Appendix I: Financial overview

20 Historical balance sheet ($ actual) FYE 2016 ASSETS: Cash and equivalents $4,013,217 Accounts receivable, net 2,327,928 Inventories, net 5,334,861 Prepaids and other current assets 921,974 Total current assets 12,597,980 Property, plant, and equipment, net 6,104,434 Other long-term assets 139,502 TOTAL ASSETS $18,841,916 LIABILITIES AND SHAREHOLDERS' EQUITY: Accounts Payable 6,892,996 Returns reserve 2,269,858 Accrued payroll 1,307,761 Deferred revenue 5,627,723 Other accrued expenses 3,051,775 Other current liabilities 351,426 Total current liabilities 19,501,539 Long-term liabilities 23,641 Total liabilities 19,525,180 Shareholders' equity (683,264) TOTAL LIABILITIES AND EQUITY $18,841,916 Note: Derived from Purple’s 2016 audited financial statements 12/31/2016

21 This Investor Presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an off er to buy, or a recommendation to purchase any equity, debt or other financial instruments of Purple Innovation, LLC (“Purple” or the “Company”) or GPAC or any of Purple’s or GPAC’s affiliates’ securities (a s such term is defined under the U.S. Federal Securities Laws). This Investor Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed busin ess combination of Purple and GPAC and for no other purpose. The information contained herein does not purport to be all - inclusive. The data contained herein is derived from various internal and external s ources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modelling or back - testing or any other information contained her ein. Any data on past performance, modeling or back - testing contained herein is no indication as to future performance. Purple and GPAC assume no obligation to update the information in this Inve sto r Presentation . The trademarks and trademark symbols used herein are the properties of their respective companies. Forward Looking Statements Certain statements made in this Investor Presentation are “forward looking statements” within the meaning of the “safe harbor ” p rovisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Investor Presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “in tends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forwar d - l ooking statements. These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and ot her important factors, many of which are outside GPAC’s or Purple’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements. Importa nt factors, among others, that may affect actual results or outcomes include: the inability to enter into a definitive agreement with respect to the proposed business combination or to complete the trans act ions contemplated by the Letter of Intent; matters discovered by Purple or GPAC as they complete their respective due diligence investigation of the other; the inability to recognize the anticipated b ene fits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by GPAC stockholders; the ability to meet NASDAQ’s listi ng standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; Purple’s ability to manage growth; Pur ple ’s ability to execute its plans to develop and market new products and the timing and costs of these development programs; Purple’s estimates of the size of the markets for its products; the rate and deg ree of market acceptance of Purple’s products; the success of other competing cushioning and bedding technologies that exist or may become available; Purple’s ability to identify and integrate acq uisitions; the performance of Purple’s products; rising costs adversely affecting Purple’s profitability; potential litigation involving GPAC or Purple or the validity or enforceability of Purple’s in tellectual property; and general economic and market conditions impacting demand for Purple’s products. Other factors include the possibility that the proposed transaction does not close, including due to the fai lure to receive required security holder approvals, or the failure of other closing conditions. Neither GPAC nor Purple undertakes any obligation to update or revise any forward - looking statements, whether as a r esult of new information, future events or otherwise, except as required by law . Additional Information about the Transaction and Where to Find It In connection with the proposed business combination, GPAC will file preliminary and definitive proxy statements with the SEC an d will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of GPAC are advised to read, when available, the preliminary proxy statement, an d a mendments thereto, and the definitive proxy statement in connection with GPAC’s solicitation of proxies for its stockholders’ meeting to be held to approve the proposed business combination because the proxy statements will contain important information about the proposed business combination and the parties to it. The definitive proxy statement will be mailed to stockholders of GPAC as of a rec ord date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Global Partner Acquisition Corp., c/o Andrew Cook, 1 Rockefeller Plaza, 11th Floor New York, New York 10020, e - mail: info@globalpartnerac.com. Participants in the Solicitation GPAC , Purple, and their respective directors, executive officers and other members of their management and employees, under SEC r ule s, may be deemed to be participants in the solicitation of proxies of GPAC stockholders in connection with the proposed business combination. Investors and security holders may obtain more detail ed information regarding the names, affiliations and interests in GPAC’s directors and in its Annual Report on Form 10 - K for the fiscal year ended December 31, 2016, which was filed with the SEC on Mar ch 14, 2017. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the GPAC’s stockholders in connection with the proposed busin ess combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of GPAC’s and Purple’s participants in the solicitation, whi ch may, in some cases, be different than those of GPAC’s and Purple’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes ava ila ble . Disclaimer This Investor Presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor sh all there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Disclaimer